THE FUND IS A SERIES OF PAINEWEBBER RMA MONEY         PAINEWEBBER
FUND, INC. THIS PROSPECTUS CONCISELY SETS             RETIREMENT MONEY FUND
FORTH INFORMATION ABOUT THE FUND A PROSPECTIVE        1285 AVENUE OF THE AMERICAS
INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE         NEW YORK, NEW YORK 10019
RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A
STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST
29, 1997 (WHICH IS INCORPORATED BY REFERENCE
HEREIN) HAS BEEN FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC"). THE STATEMENT
OF ADDITIONAL INFORMATION CAN BE OBTAINED WITHOUT
CHARGE, AND FURTHER INQUIRIES CAN BE MADE, BY
CONTACTING THE FUND, YOUR PAINEWEBBER INVESTMENT
EXECUTIVE OR PAINEWEBBER'S CORRESPONDENT FIRMS OR
BY CALLING TOLL-FREE 1-800-647-1568.
-------------------------------------------           -------------------------------------------

                                                      A PROFESSIONALLY MANAGED MONEY MARKET FUND OFFERED
                                                      TO INDIVIDUAL RETIREMENT ACCOUNTS AND QUALIFIED
                                                      RETIREMENT PLANS SEEKING:
                                                      / / CURRENT INCOME
                                                      / / HIGH LIQUIDITY
                                                      / / CONSERVATION OF CAPITAL
AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR
GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND
SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF
$1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT
WILL BE ABLE TO DO SO.

---------------------------------------               ---------------------------------------

THESE SECURITIES HAVE NOT BEEN
APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION NOR HAS THE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL
OFFENSE.                                                                                 AUGUST 29, 1997

--------------------------------------------------------------------------------

                       PAINEWEBBER RETIREMENT MONEY FUND
                                   HIGHLIGHTS

    See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Fund:               PaineWebber Retirement Money Fund ("Fund") is a professionally managed, diversified money market fund offered exclusively to individual retirement accounts and qualified retirement plans. The
                        Fund is a series of a Maryland corporation ("Corporation").
Investment Objective
and Policies:           Current income consistent with liquidity and conservation of capital; invests primarily in high quality money market instruments.
Net Assets:             Over $4.1 billion at July 31, 1997.
Distributor and
Investment Adviser:     PaineWebber Incorporated ("PaineWebber"). See "Management."
Sub-Adviser:            Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins").
Purchases:              Shares of common stock are available exclusively through PaineWebber and its correspondent firms. See "Purchases."
Redemptions:            Shares may be redeemed through PaineWebber or its correspondent firms. See "Redemptions."
Yield:                  Based on current money market rates; quoted in the financial section of most newspapers.
Dividends:              Declared daily and paid monthly. See "Dividends and Taxes."
Reinvestment:           All dividends are automatically paid in Fund shares.
Minimum Purchase:       $25 minimum for first purchase; no minimum for subsequent purchases.
Check Writing:          Generally available to plan owners eligible for distributions; $250 minimum per check.
Public Offering Price:  Net asset value, which the Fund seeks to maintain at $1.00 per share.

    WHO SHOULD INVEST. The Fund is designed for investors seeking safety, liquidity and current income. Shares of the Fund are offered to qualified retirement plans, including pension and profit-sharing plans, whether established by corporations, partnerships or self-employed individuals, and individual retirement accounts ("Retirement Plans"). The Fund provides a convenient means for Retirement Plans to earn current income at money market rates with minimal risk of fluctuation of principal.

    RISK FACTORS. There can be no assurance that the Fund will achieve its investment objective. In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates, the Fund's yield generally will be somewhat lower. See "Investment Objective and Policies."

    EXPENSES OF INVESTING IN THE FUND. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

Sales charge on purchases of shares..................................  None
Sales charge on reinvested dividends.................................  None
Redemption fee or deferred sales charge..............................  None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management fees.................................................   0.41%
12b-1 fees......................................................   0.08%
Other expenses..................................................   0.26%
                                                                  -----
Total operating expenses........................................   0.75%
                                                                  -----
                                                                  -----

------------

* See "Management" for additional information. The fees and expenses shown are those actually incurred for the fiscal year ended June 30, 1997.

                       EXAMPLE OF EFFECT OF FUND EXPENSES

    An investor would pay directly or indirectly the following expenses on a $1,000 investment in the Fund, assuming a 5% annual return:

    ONE YEAR      THREE YEARS      FIVE YEARS     TEN YEARS
    ---------     ------------     ----------     ----------
       $ 8            $ 24            $ 42           $ 93

    This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, the Fund's projected or actual performance.

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of the Fund will depend upon, among other things, the level of average net assets and the extent to which the Fund incurs variable expenses, such as transfer agency costs.

FINANCIAL HIGHLIGHTS

    The table below provides selected per share data and ratios for one share of the Fund for each of the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended June 30, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the table appearing below insofar as it relates to each of the five years in the period ended June 30, 1997, have been audited by Ernst & Young LLP, independent auditors. The Annual Report to Shareholders may be obtained without charge by calling 1-800-647-1568. The information appearing below for the fiscal periods ended prior to June 30, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                                                                              FOR THE PERIOD
                                                                                                               JULY 2, 1988
                                                                                                               (COMMENCEMENT
                                                   FOR THE YEARS ENDED JUNE 30,                               OF OPERATIONS)
                      --------------------------------------------------------------------------------------    TO JUNE 30,
                        1997       1996       1995       1994       1993       1992       1991       1990          1989
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Net asset value,
  beginning of
  period............      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00          $1.00
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Net investment
  income............      0.048      0.050      0.047      0.028      0.027      0.044      0.068      0.079          0.081
Dividends from net
  investment
  income............     (0.048)    (0.050)    (0.047)    (0.028)    (0.027)    (0.044)    (0.068)    (0.079)        (0.081)
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Net asset value, end
  of period.........      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00      $1.00          $1.00
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------------
Total investment
  return(1).........       4.89%      5.13%      4.83%      2.75%      2.78%      4.40%      6.80%      7.90%          8.10%

Ratios/Supplemental Data:
Net assets, end of
  period (000's)....  $3,922,753 $3,500,508 $2,966,199 $2,450,235 $2,280,840 $2,163,935 $2,122,973 $1,812,092    $1,340,550
Expenses to average
  net assets........       0.75%      0.70%      0.78%      0.77%      0.79%      0.79%      0.79%      0.85%          0.91%*
Net investment
  income to average
  net assets........       4.79%      5.01%      4.75%      2.77%      2.76%      4.39%      6.69%      7.84%          8.13%*

---------------

 * Annualized

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment returns for periods of less than one year have not been annualized.

INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The Fund invests in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests, and (4) repurchase agreements involving any of the foregoing. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

    The Fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less. The Fund may also make interest-bearing savings deposits in U.S. commercial banks and savings associations having total assets of $1.5 billion or less, in principal amounts at each such bank not greater than are insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Fund's assets.

    The commercial paper and other short-term obligations purchased by the Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Corporation's board of directors (sometimes referred to as the "board"), present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). As so defined, First Tier Securities include securities that are rated in the highest short-term rating category by at least two nation-ally recognized statistical rating organizations ("NRSROs"), or by one NRSRO if only one NRSRO has assigned the obligation a short-term rating. First Tier Securities also include unrated securities if Mitchell Hutchins has determined the obligations to be of comparable quality to rated securities that so qualify. The Fund may also purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

    INVESTMENT CONSIDERATIONS. In managing the Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of the portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

    In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing short-term market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of Fund shares are likely to be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. There can be no assurance that the Fund will achieve its investment objective.

    U.S. GOVERNMENT SECURITIES. The U.S. government securities in which the Fund may invest include direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the creditworthiness of a U.S. government-related issuer (such as mortgage-backed securities issued by Fannie Mae, also known as the Federal National Mortgage Association, and Freddie Mac, also known as the Federal Home Loan Mortgage Corporation).

    The Fund may also acquire custodial receipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

    VARIABLE AND FLOATING RATE SECURITIES. The Fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the Fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Fund's investment in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. A demand feature gives the Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

    Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

    FOREIGN SECURITIES. The Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign banks, corporations, governments and similar entities. Such investments may consist of obligations of foreign and domestic branches of foreign banks and foreign branches of domestic banks. Such investments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers, as these issuers may not be subject to the same regulatory requirements as domestic issuers.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets taken at market value. Lending securities enables the Fund to earn additional income but could result in a loss or delay in recovering these securities.

    OTHER INFORMATION. The Fund may borrow money for temporary purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets.

    The Fund may purchase securities on a "when-issued" basis, that is, for delivery beyond the normal settlement date at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. However, when the Fund purchases securities on a when-issued basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

    The Fund may not invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

    The Fund's investment objective may not be changed without the approval of its shareholders. Certain investment limitations, as described in the Statement of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

PURCHASES

    GENERAL. Fund shares are offered to Retirement Plans through brokerage accounts established as Retirement Plan Sweep Accounts for such Retirement Plans at PaineWebber or its correspondent firms. The minimum initial investment is $25. Cash balances of $1 or more in a Retirement Plan Sweep Account (including proceeds from securities sold) are invested daily, provided that the Fund account value after any such subsequent purchase is at least $25. The Fund and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    An order to purchase Fund shares will be executed on the Business Day on which federal funds become available to the Fund, at the Fund's next determined net asset value per share. A

"Business Day" is any day on which the Boston offices of the Fund's custodian, State Street Bank and Trust Company ("Custodian"), and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. "Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus may be made immediately available to the Fund through its Custodian.

    To the extent that amounts transferred by check or wire or from funds held at PaineWebber into a Retirement Plan Sweep Account create a free credit cash balance, that cash balance will be automatically invested in Fund shares, as described above, when federal funds are available for the investment, unless the account holder specifically instructs its PaineWebber Investment Executive or correspondent firm not to purchase Fund shares with such amounts.

    On any Business Day, the Fund will accept purchase orders and credit shares to investors' accounts as follows.

    PURCHASES WITH FUNDS HELD AT PAINEWEBBER. Investors may invest in Fund shares with funds held in their Retirement Plan Sweep Account, including funds from the sale of securities, as described above under "General." Federal funds normally are available for cash balances arising from the sale of securities held in a Retirement Plan Sweep Account on the Business Day following settlement, but in some cases can take longer.

    PURCHASES BY CHECK. Investors may purchase Fund shares by depositing into their Retirement Plan Sweep Account checks drawn on a U.S. bank. The Retirement Plan's brokerage account number should be included on the check.

    As noted above, Fund shares will be purchased when federal funds are available. Federal funds are deemed available to the Fund two Business Days after deposit of a personal check and one Business Day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks to the extent those checks are converted to federal funds in fewer than two Business Days.

    PURCHASES BY WIRE. Investors may also purchase Fund shares by instructing their banks to transfer federal funds by wire to their Retirement Plan Sweep Account. Wire transfers should be directed to: The Bank of New York, ABA 021000018, PaineWebber Inc., A/C 890-0114-088, OBI=FBO [Account Name]/[Brokerage Account Number]. The wire must include the investor's name and the Retirement Plan brokerage account number. Investors wishing to transfer federal funds into their accounts should contact their PaineWebber Investment Executives or correspondent firms to determine the appropriate wire instructions.

    If PaineWebber receives a notice from an investor's bank of a wire transfer of federal funds for a purchase of Fund shares by 12:00 noon, Eastern time, on a Business Day, the purchase will be executed on that Business Day. All other wire purchase orders will be executed at 12:00 noon, Eastern time, on the next Business Day. PaineWebber and/or an investor's bank may impose a service charge for wire purchases.

    ELIGIBLE PLANS. PaineWebber offers a variety of Retirement Plans, including individual retirement accounts (standard and rollover), savings investment match plans for employees ("SIMPLE IRAs"), simplified employee pension plans, cash or deferred arrangement/simplified employee pension plans, profit sharing plans, 401(k) plans, money purchase plans, defined benefit plans and target benefit plans. Other Retirement Plans also may be held in custody at PaineWebber or its correspondent firms. For further information regarding any of these Retirement Plans, investors should contact their PaineWebber Investment Executives or correspondent firms.

    Although the amount that may be contributed to a Retirement Plan in any one year is subject to certain limitations, assets already held by a Retirement Plan may be invested in the Fund without regard to such limitations.

    Shares of the Fund may not be purchased by any Retirement Plan for which either PaineWebber, Mitchell Hutchins or PW Trust Company is a fiduciary (within the meaning of the Employee Retirement Income Security Act or the Internal Revenue Code) in any capacity other than solely by reason of the sponsorship of a master or prototype plan adopted by such Plan or the provision of nondiscretionary trust services to such Plan. Thus, if PaineWebber, Mitchell Hutchins or PW Trust Company serves as investment manager or renders investment advice to a Retirement Plan, that Plan may not purchase Fund shares.

REDEMPTIONS

    Shareholders may redeem (sell) any number of shares by submitting a redemption request to PaineWebber. Shareholders should contact their PaineWebber Investment Executives or correspondent firms to effect such redemptions. Fund shares will be redeemed at the net asset value per share next determined after receipt by the Fund's transfer agent ("Transfer Agent") of instructions from PaineWebber to redeem. PaineWebber delivers such instructions to the Transfer Agent prior to the determination of net asset value at 12:00 noon, Eastern time, on any Business Day. In addition, unless shareholders otherwise notify their PaineWebber Investment Executives or correspondent firms, any securities purchase or other debit in their Retirement Plan Sweep Accounts will be paid for automatically on the settlement date by redeeming Fund shares held in such accounts.

    No adverse tax consequences result from a redemption of Fund shares if the redemption proceeds remain in the Retirement Plan Sweep Account.

    Shareholders with questions about redemption requirements should consult their PaineWebber Investment Executives or correspondent firms. Shareholders who redeem all their shares will receive cash credits to their Retirement Plan Sweep Accounts for dividends earned on those shares to the day of redemption. The redemption price may be more or less than the purchase price, depending on the market value of the Fund's portfolio; however, the Fund anticipates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

    Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all Fund shares in any shareholder account of less than $25 net asset value. If the Fund elects to do so, it will notify the shareholder and provide the shareholder with an opportunity to increase the amount invested to $25 or more within 60 days of the notice. This notice may appear on the shareholder's account statement. If a shareholder requests redemption of shares that were purchased recently, the Fund may delay the payment of redemption proceeds until it is assured that it has received good payment for the purchase of the shares. In the case of purchases by check, this can take up to 15 days.

RETIREMENT PLAN DISTRIBUTIONS

    Distributions from a Retirement Plan, except those representing returns of non-deductible contributions thereto, generally are taxable income to the participant. Distributions from a Retirement Plan to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax. Shareholders should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan.

    CHECK REDEMPTIONS. Shareholders eligible for distributions from their Retirement Plan gen-erally may redeem Fund shares by drawing a check, a supply of which may be obtained through PaineWebber, for $250 or more against their Fund accounts. With respect to Retirement Plans that permit participants to direct the investment of their Plan account balances, only those Plan participants who are 59 1/2 years of age or older are eligible for the check redemption service; with respect to other Retirement Plans, the Plan fiduciary having investment responsibility is eligible for the service. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause the Fund to redeem sufficient shares to cover the amount of the check. The shareholder will continue to receive dividends on those shares until the check is presented to the Transfer Agent for payment. The date on which the Transfer Agent processes the check, not the date written on the check, determines the year in which the distribution is reported to the Internal Revenue Service. Shareholders who must take annual distributions by December 31 should allow sufficient time for processing.

    Checks can be made payable to the order of any person in any amount not less than $250; however, these checks may not be used to purchase securities in transactions with PaineWebber. Shareholders will receive copies of their cancelled checks. If a shareholder has insufficient shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $250 also will be returned. Shareholders should not attempt, by writing checks, to redeem all assets held in their Retirement Plan Sweep Accounts, transfer such accounts, correct excess contributions to a Retirement Plan or withdraw amounts classified as voluntary contributions to a Retirement Plan. All check redemptions will be reported to the Internal Revenue Service as taxable distributions; therefore, any of these actions could have adverse tax consequences. Charges may be imposed for specially imprinted checks, additional copies of cancelled checks, stop payment orders, checks returned "nonsufficient funds" and checks returned because they are written for less than $250. Charges not paid by the shareholder may be paid by the automatic redemption of an appropriate number of Fund shares. PaineWebber reserves the right to modify or terminate the check redemption service at any time or to impose a service charge in connection with it.

    Shareholders who are interested in the check redemption service should contact their PaineWebber Investment Executives or correspondent firms.

    SYSTEMATIC WITHDRAWAL PLAN. Shareholders eligible for distributions from their Retirement Plan may have PaineWebber redeem a portion of their Fund shares monthly, quarterly or semi-annually under the Fund's systematic withdrawal plan ("SWP"). Minimum monthly, quarterly and semi-annual withdrawal amounts are $100, $300 and $600, respectively. The SWP is not available to shareholders who have elected to have income taxes withheld from their Retirement Plan distributions. The proceeds of redemptions under the SWP will be mailed directly to the shareholder or deposited into a non-Retirement Plan account held at PaineWebber. A shareholder's participation in the SWP will be suspended if the shareholder's Fund balance is below the minimum withdrawal amount designated by the shareholder (for example, monthly withdrawals will be suspended for a shareholder whose Fund balance is below $100). With respect to Retirement Plans that permit participants to direct the investment of their Retirement Plan account balances, only those participants who are 59 1/2 years of age or older are eligible to participate in the SWP; with respect to other Retirement Plans, the Retirement Plan fiduciary having investment responsibility is eligible for the SWP. Shareholders who are interested in the SWP should contact their PaineWebber Investment Executives or correspondent firms for more information and an application. PaineWebber reserves the right to modify or terminate the

SWP at any time or to impose a service charge in connection with it.

VALUATION OF SHARES

    The Fund uses its best efforts to maintain its net asset value at $1.00 per share. Net asset value per share is determined by dividing the value of the securities plus any cash or other assets held by the Fund less all its liabilities by the number of Fund shares outstanding. The Fund's net asset value is computed once each Business Day at 12:00 noon, Eastern time.

    The Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

    DIVIDENDS. Each Business Day, the Fund declares as dividends all of its net investment income. Shares begin earning dividends on the day they are purchased; dividends are accrued to shareholder accounts daily and are automatically paid in additional Fund shares monthly. Shares do not earn dividends on the day they are redeemed. Net investment income includes accrued interest and earned discount (including both original issue and market discounts), less amortization of premium and accrued expenses.

    The Fund distributes any net short-term capital gain annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any long-term capital gain distributions.

    TAXES. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

    Dividends received by a Retirement Plan ordinarily will not be subject to taxation until the participant withdraws the proceeds from the Retirement Plan. Generally, withdrawals from a Retirement Plan will be taxable as ordinary income; and withdrawals made prior to the time the participant reaches age
59 1/2 or becomes permanently disabled will be subject to an additional tax equal to 10% of the amount distributed (unless, for withdrawals after 1997, they are used to pay certain higher education expenses and certain acquisition costs of first time home buyers). If the distributions from a Retirement Plan (other than a governmental or church plan) for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed. Moreover, certain contributions to a Retirement Plan in excess of the amounts permitted by law may be subject to an excise tax.

    The Fund notifies its shareholders following the end of each calendar year of the amount of all dividends paid that year.

    The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

    The board, as part of its overall management responsibility, oversees various organizations responsible for the Fund's day-to-day management. PaineWebber, the Fund's investment adviser and administrator, provides a continuous investment program for the Fund and supervises all aspects of its operations. As sub-adviser to the Fund, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Fund.

    PaineWebber receives a monthly fee for these services, and for the fiscal year ended June 30, 1997, the Fund's effective advisory and administration fee paid to PaineWebber was equal to 0.41% of the Fund's average daily net assets. PaineWebber (not the Fund) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 20% of the fee received by PaineWebber from the Fund for advisory and administrative services.

    The Fund also incurs other expenses. For the fiscal year ended June 30, 1997, the Fund's ratio of expenses as a percentage of average net assets was 0.75%. The Fund's expense ratio may be higher than those of other PaineWebber money market funds due in part to the relatively small size of the accounts in the Fund.

    In accordance with procedures adopted by the board, the Fund may pay fees to PaineWebber for its services as lending agent in its portfolio securities lending program.

    PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At July 31, 1997, PaineWebber or Mitchell Hutchins was investment adviser of 29 registered investment companies with 64 separate portfolios and aggregate assets in excess of $34.8 billion.

    Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

    DISTRIBUTION ARRANGEMENTS. PaineWebber is the distributor of Fund shares. Under a plan of distribution ("Plan"), the Fund is authorized to pay PaineWebber a 12b-1 service fee at the annual rate of up to 0.15% of the Fund's average daily net assets. The Fund currently pays PaineWebber a 12b-1 service fee at the annual rate of 0.08% of the Fund's average daily net assets, and any increase in this annual rate would require prior approval by the Corporation's board of directors.

    Under the Plan, PaineWebber uses the 12b-1 service fee to pay PaineWebber Investment Executives and correspondent firms for shareholder servicing, currently at the annual rate of 0.06% of the Fund's average daily net assets held in accounts serviced by such Investment Executives and correspondent firms. The fee is also used to offset PaineWebber's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the PaineWebber branch office in which the Investment Executive is based, such as rent, communications equipment, employee salaries and other overhead costs.

    During the period they are in effect, the Plan and a related distribution contract ("Distribution Contract") obligate the Fund to pay the 12b-1 service fee to PaineWebber as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if PaineWebber's expenses exceed its 12b-1 service fee, the Fund will not be obliged to pay more than the fee and, if PaineWebber's expenses are less than the fee, it will retain its full fee and realize a profit. The Fund will pay the 12b-1 service fee to PaineWebber until either the Plan or the Distribu-tion Contract is terminated or not renewed. In that event, PaineWebber's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be PaineWebber's sole responsibility and not obligations of the Fund.

PERFORMANCE INFORMATION

    From time to time the Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund is the income on an investment in the Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

    The Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations on July 2, 1988, or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

    The performance of shareholder accounts with small balances will differ from the quoted performance because daily income for each shareholder account is rounded to the nearest whole penny. Accordingly, very small shareholder accounts (approximately $31 or less at current interest rates) that generate less than 1/2 cent per day of income will earn no dividends.

GENERAL INFORMATION

    The Corporation's name is "PaineWebber RMA Money Fund, Inc." The Corporation was incorporated in Maryland on July 2, 1982 and is registered with the SEC as an open-end management investment company. The Corporation has an authorized capitalization of 30 billion shares of $0.001 par value common stock; 10 billion of these shares are designated as shares of the Fund, and the remaining shares are classified as shares of the two other series of the Corporation. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result, the holders of more than 50% of the shares of the Corporation may elect all of its directors.

    The Corporation does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares. Each share of the Fund has equal voting, dividend and liquidation rights. The shares of each series of the Corporation will be voted separately except when an aggregate vote of all series is required by the Investment Company Act of 1940 or under Maryland law.

    CERTIFICATES. To avoid additional operating expenses and for investor convenience, share certificates are not issued. Ownership of Fund shares is recorded on a stock register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

    REPORTS. Shareholders receive audited annual and unaudited semiannual financial statements of the Fund. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly. To avoid sending duplicate copies of materials to households, the Fund may mail only one copy of each annual and semiannual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call 201-902-8312 to ask that copies of those materials be sent personally to that shareholder.

    CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the Fund's assets. PFPC Inc. ("PFPC"), a subsidiary of PNC Bank, N.A., 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent. PFPC (not the Fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

      TABLE  OF  CONTENTS

      Highlights ....................................................... 2

      Financial Highlights ............................................. 4

      Investment Objective and Policies ................................ 5

      Purchases ........................................................ 7

      Redemptions ...................................................... 9

      Retirement Plan Distributions .................................... 9

      Valuation of Shares ............................................. 11

      Dividends and Taxes ............................................. 11

      Management ...................................................... 12

      Performance Information ......................................... 13

      General Information ............................................. 13

      ------------------------------------------------------------------

      INVESTORS SHOULD RELY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                     [LOGO]

                        -C-1997 PaineWebber Incorporated

         [LOGO]

      Prospectus

      ---------------------------------

          RETIREMENT
            MONEY
            FUND

      AUGUST 29, 1997